10-K Notes receivable	3 Months Ended
Mar. 31, 2026
Financing Receivable, after Allowance for Credit Loss [Abstract]
Notes receivable	Notes receivable
Notes receivable consists of the following as of December 31, 2025 and 2024:

	As of December 31,
	2025	2024
Current portion of notes receivable	$4,629	$451
Notes receivable – net of current	2,980	2,037
Total notes receivable	$7,609	$2,488
Riviera Creek
In 2025, the Company initiated a plan to enter into Option and Purchase Agreements with Riviera Creek Holdings, LLC (“Riviera Creek”) for the start-up, licensing, build-out, and working capital needs of certain dispensaries in Ohio, including RC Retail 1, RC Retail 2, and RC Retail 3 (together, the “RC Retail Stores”). The Company entered into Option and Purchase Agreements with RC Retail 2, RC Retail 3 and RC Retail 1 on January 2, 2025, September 4, 2025 and October 3, 2025, respectively.
As of December 31, 2025, the Company has advanced $4.0 million under a term loan receivable (the “Term Loan”). Advances under the Term Loan accrue non-compounded interest at the applicable federal mid-term rate, calculated on the basis of the actual number of days elapsed over a 365-day year or 366-day year. The maturity date of the
Term Loan is contingent upon the execution, or termination, of the Option and Purchase Agreement. The Term Loan is secured by the assets of the Borrower, subject to certain exclusions.
The RC Retail Stores are consolidated by the Company as VIEs. See Note 29 — Variable interest entities for further details.
Acres Note
On February 23, 2024, the Company signed a real estate purchase agreement to sell the property and equipment of Acres Cultivation LLC and Acres Dispensary LLC for total consideration of $3.3 million, consisting of cash consideration of $1.1 million and the receipt of a note receivable of $2.2 million (the “Acres Note”) that is secured by the property and equipment acquired by the borrower. The Acres Note earns interest at 8% per annum and matures in February 2027. See Note 5 — Assets and liabilities held for sale and discontinued operations in the Company’s Consolidated Financial Statements for further details.
Four20 Notes
Four20 Notes On January 1, 2024, Four20 Pharma GmbH (“Four20”) converted €0.8 million of overdue accounts receivable of its customer, Canymed GmbH (the “Borrower”), into a secured note receivable (the “Four20 Note”). The note bore interest of 8% and was settled in full on January 30, 2025.
On September 1, 2025, Four20 converted an additional €0.9 million of overdue account into a secured note receivable (the “2025 Four20 Note”). The note bore interest of 8% and matured on December 31, 2025; however, the obligation was not settled upon maturity due to the Borrower’s financial difficulties. Consequently, the Company has enforced its security interest in the collateral to satisfy the outstanding obligation.
Sapphire Note
On November 1, 2024, the Company and Sapphire Nordics AB entered into a financing arrangement whereby the Company extended a line of credit up to £0.5 million (the “Sapphire Note”), which was later amended on September 1, 2025, increasing the line of credit up to £0.8 million. The Sapphire Note bears interest at a rate equal to the European Central Bank base rate plus 3% per annum, with interest accruing from the date of each drawdown. Each drawdown is repayable in full, including accrued interest, no later than the fifth anniversary of its respective disbursement date. The facility is available for drawdown through November 1, 2030. The Company classified the Sapphire Note as a related party transaction, as Sapphire Nordics AB is a joint venture formed with Nordx Pharma AB in January 2023.